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EXHIBIT 21.1

A list of subsidiaries of Discovery Holding Company is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the list are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

        At the time of the spin off, the following subsidiaries will be owned 100% by Discovery Holding Company:

  1.
  Ascent Media Holdings, Inc., a Delaware corporation

        At the time of the spin off, the following subsidiaries willbe owned 100% by Ascent Media Holdings, Inc.:

  1.
  LMC Discovery, Inc., a Colorado corporation

  2.
  Liberty Animal, Inc., a Delaware corporation

  3.
  Ascent Media Group, LLC, a Delaware limited liability company

        The following subsidiaries are owned 100% by Ascent Media Group, LLC, except as otherwise noted:

  1.
  Four Media Company, LLC, a Delaware limited liability company

  2.
  Ascent Media Holdings Ltd., a company incorporated under the laws of the Republic of Singapore

  3.
  Liberty Livewire LLC, a Delaware limited liability company

        The following subsidiaries are owned 100% by Ascent Media Holdings Ltd.:

  1.
  Ascent Media Pte. Ltd., a company incorporated under the laws of the Republic of Singapore

        The following subsidiaries are owned 100% by Four Media Company, LLC, except as otherwise noted:

  1.
  Ascent Media Network Services, LLC, a California limited liability company

  •
  Fictitious Business Names:

  1.
  Video Rentals

  2.
  Ascent Media Management Services, Inc., a Delaware corporation

  •
  Fictitious Business Names:

  1.
  Ascent Media DVD Burbank

  2.
  Ascent Media Laboratory

  3.
  Ascent Media Management Services: Burbank

  4.
  Ascent Media Management Services: Hollywood

  5.
  Ascent Media Syndication Services

  6.
  Ascent Media Digital Media Center

  7.
  Ascent Media Vault

  8.
  Ascent Media Management Services East

  9.
  Blink Digital

  10.
  Cinetech

  3.
  Ascent Media Creative Services, Inc., a California corporation

  •
  Fictitious Business Names:

  1.
  R!OT Santa Monica

  2.
  R!OT Manhattan

  3.
  R!OT Atlanta

  4.
  Digital Symphony

  5.
  Encore Hollywood

  6.
  Level 3 Post

  7.
  Method

  8.
  POP Sound

  9.
  FilmCore Editorial Santa Monica

  10.
  FilmCore Distribution Hollywood

  11.
  FilmCore Editorial San Francisco

  12.
  FilmCore Distribution San Francisco

  4.
  Ascent Media Creative Sound Services, Inc., a New York corporation

  •
  Fictitious Business Names:

  1.
  Modern Music

  2.
  Signet Sound

  3.
  Soundelux Design Music Group

  4.
  Soundelux

  5.
  The Hollywood Edge

  6.
  Todd-AO Burbank

  7.
  Todd-AO Hollywood

  8.
  Todd-AO Radford

  9.
  Todd-AO Vine Street Studios

  10.
  Todd-AO West

  5.
  Ascent Media Holdings Limited, a company organized under the laws of England

  6.
  Ascent Media (Singapore) Pte. Ltd., a private company limited by shares organized under the laws of Singapore

  7.
  Todd-AO, Espana, a California corporation

  8.
  VSC MAL CORP., a Delaware corporation

        The following subsidiaries are owned 100% by Ascent Media Network Services, LLC:

  1.
  Ascent Media Systems & Technology Services, LLC, a Delaware limited liability company

  2.
  Ascent Media Systems & Technology Group, Inc., a Delaware corporation

  3.
  AFA Products Group, Inc., a New Jersey corporation

        The following subsidiaries are owned 100% by Ascent Media Creative Services, Inc.:

  1.
  Company 3, Inc., a Delaware corporation (dba Company 3; CO3)

  2.
  Company 3 New York, Inc., a Delaware corporation

        The following subsidiary is owned 100% by Ascent Media Creative Sound Services, Inc.:

  1.
  Sound One Corporation, a New York corporation

        The following subsidiaries are owned 100% by Ascent Media Holdings Limited:

  1.
  Ascent Media Limited, a company organized under the laws of England

  2.
  Rushes Televisión, S.A de C.V., a company organized under the laws of Mexico

  3.
  Servicios Administrativos de Post Produccion S.A. de C.V., a company organized under the laws of Mexico

  4.
  Ascent Media GP Ltd., a company organized under the laws of England

        Ascent Media GP Ltd. (as General Partner) and Ascent Media Holdings Ltd (as Limited Partner) are partners of the following limited partnership:

  1.
  Ascent Media UK Limited Partnership

        The following subsidiary is owned 100% by Ascent Media Limited:

  1.
  Ascent Media Group Limited, a company organized under the laws of England

  2.
  Soho Group Limited, a company organized under the laws of England

  3.
  Visiontext Limited, a company organized under the laws of England

  4.
  Todd-AO Filmatic Limited, a company organized under the laws of England

        The following subsidiaries are owned 100% by Ascent Media Group Limited:

  1.
  SVC Television Limited, a company organized under the laws of England

  2.
  Rushes PostProduction Limited, a company organized under the laws of England

  3.
  One Post Limited, a company organized under the laws of England

  4.
  Ascent Media Network Services Europe Limited, a company organized under the laws of England

        The following subsidiaries are owned 100% by Liberty Livewire Limited:

  1.
  Tele-Cine Limited, a company organized under the laws of England

  2.
  XTV Limited, a company organized under the laws of England

  3.
  Todd-AO UK Limited (fka Ascent Media Group Limited; fka XTV Cell Limited), a company organized under the laws of England

        The following subsidiaries are owned 100% by 4MC Limited:

  1.
  TVP Videodubbing Limited, a company organized under the laws of England

  2.
  R!OT London Limited, a company organized under the laws of England

  3.
  POP Sound London Limited, a company organized under the laws of England

  4.
  Co 3 London Limited, a company organized under the laws of England

  5.
  Soundelux London Limited, a company organized under the laws of England

  6.
  Stream Digital Media Limited, a company organized under the laws of England

  7.
  Method London Limited, a company organized under the laws of England

  8.
  The London Switch Limited, a company organized under the laws of England

        The following subsidiaries are owned 100% by SVC Television Limited:

  1.
  Pilot Programme Investments Limited, a company organized under the laws of England

  2.
  London Playout Centre Limited, a company organized under the laws of England

  3.
  St. Anne's Post Limited, a company organized under the laws of England

        The following subsidiaries are owned 100% by Studio Film and Video Holdings Limited:

  1.
  Soho Images Limited, a company organized under the laws of England

        The following subsidiaries are owned 100% by TVI Limited:

  1.
  Soho 601 Digital Productions Limited, a company organized under the laws of England

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  EXHIBIT 21.1